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                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and/or directors of Acorn Products, Inc., a Delaware corporation (the "Company"), hereby appoints John G. Jacob and Robert J. Tannous as his true and lawful attorneys-in-fact, or either of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 127,000 shares of Common Stock, without par value, of the Company to be sold and distributed by the Company pursuant to the Company's Amended and Restated Deferred Equity Compensation Plan for Directors (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2001.

         SIGNATURE                                     TITLE
         ---------                                     -----



  /s/ A. Corydon Meyer               President, Chief Executive Officer, and
-------------------------------      Director (Principal Executive Officer)
   A. Corydon Meyer


  /s/ John G. Jacob                  Vice President and Chief Financial Officer
-------------------------------      (Principal Financial and Accounting
   John G. Jacob                     Officer)


  /s/ William W. Abbott              Chairman
-------------------------------
   William W. Abbott


  /s/ Matthew S. Barrett             Director
-------------------------------
   Matthew S. Barrett


  /s/ Vincent J. Cebula              Director
-------------------------------
   Vincent J. Cebula


  /s/ John J. Kahl                   Director
-------------------------------
   John J. Kahl


  /s/ John L. Mariotti               Director
-------------------------------
   John L. Mariotti